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                                         Applicants signing in New York must use this form.

                                                                                          ==========================================
                                                                                                    LINCOLN LIFE & ANNUITY
[Lincoln Financial Group(R) LOGO]                            PRODUCT NAME                             COMPANY OF NEW YORK
                                                    VARIABLE ANNUITY APPLICATION                HOME OFFICE SYRACUSE, NEW YORK
                                                                                          ==========================================

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All sections must be completed. Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

1a  Contract Owner     Maximum age of Contract Owner is 85. If Trust is owner, trust documents are required.

    ______________________________________________________________    ______________________________________________________________
    Name (first, middle initial, last)                                Social Security Number/TIN

    ______________________________________________________________    _____________________________   | | Male          | | Female
    Street Address (physical street address required)                 Date of birth

    ______________________________________________________________    ______________________________________________________________
    City                                State           ZIP           Home telephone number

    ______________________________________________________________    _____________________________   Is Trust revocable*
    Trustee name*                                                     Date of Trust*                  | | Yes           | | No

1b  Joint Contract Owner     Maximum age of Joint Contract Owner is 85.

    ______________________________________________________________    ______________________________________________________________
    Name (first, middle initial, last)                                Social Security Number/TIN

    ______________________________________________________________    | | Male      | | Female      | | Spouse      | | Non-Spouse
    Date of birth

2a  Annuitant     (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.)
                  Maximum age of Annuitant is 85.

    ______________________________________________________________    ______________________________________________________________
    Name (first, middle initial, last)                                Social Security Number/TIN

    ______________________________________________________________    _____________________________   | | Male          | | Female
    Street Address (physical street address required)                 Date of birth

    ______________________________________________________________    ______________________________________________________________
    City                                State           ZIP           Home telephone number

2b  Contingent Annuitant     Maximum age of Contingent Annuitant is 85.

    ______________________________________________________________    ______________________________________________________________
    Name (first, middle initial, last)                                Social Security Number/TIN

3   Beneficiary(ies)     Share percentage must equal 100%. State beneficiaries full legal name.
                         List additional beneficiaries in Section 6.

    __________________________________________    ______________________________     ______________     _______________     _______%
    Full legal name | | Primary | | Contingent    Relationship to Contract Owner     Date of birth      SSN/TIN

    ________________________________________________________________________________________________________________________________
    Beneficiary address (physical street address required)

    __________________________________________    ______________________________     ______________     _______________     _______%
    Full legal name | | Primary | | Contingent    Relationship to Contract Owner     Date of birth      SSN/TIN

    ________________________________________________________________________________________________________________________________
    Beneficiary address (physical street address required)

    __________________________________________    ______________________________     ______________     _______________     _______%
    Full legal name | | Primary | | Contingent    Relationship to Contract Owner     Date of birth      SSN/TIN

    ________________________________________________________________________________________________________________________________
    Beneficiary address (physical street address required)


Lincoln Financial Group is the marketing name for Lincoln National Corporation and its affiliates.                       Page 1 of 3

ANF06747NY1                                                                                                                     2/10
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4   Type of Contract (only choose one)

    | | NONQUALIFIED: (Do NOT select plan type)

    | | TAX-QUALIFIED (Must complete plan type)

    PLAN TYPE (CHECK ONE): | | Roth IRA    | | Traditional IRA     | | SEP    | | 403(b)* (Non-ERISA transfers only)     | | 401(k)*

                           | | 401(a)*     | | 457(f) Executive Benefit*      | | 457(f) Government/Nonprofit*

                           | | Other_________________________________________

    *Additional Qualified Retirement Plan Hold Harmless Agreement Required.

5   Replacement     Must complete this section.

    What is the total amount of annuities and all inforce insurance on your life? (Please list in the box below.)

    If none, check this box: | |

|-----------------------------------|-------------------------|-------------------|--------------|--------------------|------------|
|                                   |                         |                   |              |     REPLACEMENT    | CHECK HERE |
|                                   |       FACE AMOUNT       |  POLICY/CONTRACT  |  ISSUE DATE  |    OR CHANGE OF    |   IF 1035  |
|  COMPANY                          |  (LIFE INSURANCE ONLY)  |       NUMBER      |  (MM/DD/YY)  |    POLICY/OWNER    |  EXCHANGE  |
|-----------------------------------|-------------------------|-------------------|--------------|--------------------|------------|
|                                   |  $                      |                   |              |  | | Yes   | | No  |     | |    |
|-----------------------------------|-------------------------|-------------------|--------------|--------------------|------------|
|                                   |  $                      |                   |              |  | | Yes   | | No  |     | |    |
|-----------------------------------|-------------------------|-------------------|--------------|--------------------|------------|
|                                   |  $                      |                   |              |  | | Yes   | | No  |     | |    |
|-----------------------------------|-------------------------|-------------------|--------------|--------------------|------------|
|                                   |  $                      |                   |              |  | | Yes   | | No  |     | |    |
|-----------------------------------|-------------------------|-------------------|--------------|--------------------|------------|

6   Additional Remarks

    ________________________________________________________________________________________________________________________________

    ________________________________________________________________________________________________________________________________

    ________________________________________________________________________________________________________________________________

7   Declarations and Signatures

    THE ANNUITY WILL BECOME EFFECTIVE ON THE DATE OF ISSUE. IN THE EVENT THE INITIAL PURCHASE PAYMENT IS NOT ACCEPTABLE, THE
    COMPANY'S LIABILITY IS LIMITED TO THE RETURN OF THE PAYMENT MADE. ANY ANNUITY ISSUED UPON THIS APPLICATION SHALL BE CONSIDERED A
    CONTRACT OF THE STATE IN WHICH THE CONTRACT IS DELIVERED AND ITS TERMS SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THAT
    STATE.

    All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of a current prospectus and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the Variable Account, are variable and not guaranteed as to dollar amount. I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security
    (or taxpayer identification) number(s) is correct as it appears in this application.

    _______________________________________________    _________________________________________________    ________________________
    SIGNATURE OF CONTRACT OWNER                        SIGNATURE OF JOINT CONTRACT OWNER (IF APPLICABLE)    DATE

    _______________________________________________    _________________________________________________
    Dated at (city and state)                          Dated at (city and state)

    ____________________________________________________________________________________________________    ________________________
    SIGNATURE OF ANNUITANT (ANNUITANT MUST SIGN IF CONTRACT OWNER IS TRUST OR CUSTODIAN.)                   DATE

    PURSUANT TO SECTION 3 OF THE FEDERAL DEFENSE OF MARRIAGE ACT ("DOMA"), SAME-SEX MARRIAGES CURRENTLY ARE NOT RECOGNIZED FOR
    PURPOSES OF FEDERAL LAW. THEREFORE, THE FAVORABLE INCOME-DEFERRAL OPTIONS AFFORDED BY FEDERAL TAX LAW TO AN OPPOSITE-SEX SPOUSE
    UNDER INTERNAL REVENUE CODE SECTIONS 72(s) AND 401(a)(9) ARE CURRENTLY NOT AVAILABLE TO A SAME-SEX SPOUSE. SAME-SEX SPOUSES WHO
    OWN OR ARE CONSIDERING THE PURCHASE OF ANNUITY PRODUCTS THAT PROVIDE BENEFITS BASED UPON STATUS AS A SPOUSE SHOULD CONSULT A TAX
    ADVISOR. TO THE EXTENT THAT AN ANNUITY CONTRACT OR CERTIFICATE ACCORDS TO SPOUSES OTHER RIGHTS OR BENEFITS THAT ARE NOT AFFECTED
    BY DOMA, SAME-SEX SPOUSES REMAIN ENTITLED TO SUCH RIGHTS OR BENEFITS TO THE SAME EXTENT AS ANY ANNUITY HOLDER'S SPOUSE.


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8   Representative's Signature

    Does the applicant have any existing life insurance policies or annuity contracts?          | | Yes     | | No

    Will the proposed contract replace any existing annuity or life insurance?                  | | Yes     | | No

    The representative hereby certifies he/she witnessed the signature(s) in Section 7 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only
    Company approved sales materials in conjunction with the sale and copies of all sales materials were left with the applicant(s).
    Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

    _______________________________________________________________________________     ____________________________________________
    Signature of Registered Representative                                              Registered Representative SS#


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